UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2026

SeaStar Medical Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39927	85-3681132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3513 Brighton Blvd, Suite 410
Denver, Colorado		80216
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 427-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.0001 per share	ICU	The Nasdaq Stock Market LLC
Warrants, 250 whole warrants exercisable for one share of Common Stock for $2,875 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 2, 2026, SeaStar Medical Holding Corporation (the “Company”) entered into letter agreements (the “Letter Agreements”) with holders (the “Holders”) of certain of its issued and outstanding common stock purchase warrants (the “Prior Warrants”) to purchase an aggregate of 854,002 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), pursuant to which the Holders exercised their Prior Warrants for cash at a reduced exercise price equal to $3.866 per share (the “Reduced Exercise Price”). The shares of Common Stock issued upon exercise of the Prior Warrants are registered pursuant to effective registration statements on Form S-1 (Nos. 333-288065 and 333-289447).

In addition, the Holders received new unregistered Series A common stock purchase warrants  (the “Series A Warrants”) exercisable for up to an aggregate of 854,002 shares of Common Stock (the “Series A Warrant Shares”) and new unregistered Series B common stock purchase warrants (the “Series B Warrants” and, together with the Series A Warrants, the “New Warrants”) exercisable for up to an aggregate of 854,002 shares of Common Stock (the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “New Warrant Shares”). The New Warrants are immediately exercisable and have an exercise price of $3.616 per share. The Series A Warrants have a term of exercise equal to five years from the effective date of the Resale Registration Statement (as defined below), and the Series B Warrants have a term of exercise equal to 18 months from the effective date of the Resale Registration Statement.

The Company has agreed to file a registration statement providing for the resale of the New Warrant Shares issuable upon the exercise of the New Warrants (the “Resale Registration Statement”) as soon as reasonably practicable (and in any event within 30 calendar days) after the date of the Letter Agreements, October 2, 2026, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the Securities and Exchange Commission (the “SEC”) within 60 calendar days following the date of the Letter Agreements (or within 90 calendar days following the date of the Letter Agreements in case of a “full review” of such registration statement by the SEC) and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares. Pursuant to the Letter Agreements, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents or file any registration statement or any amendment or supplement to any existing registration statement (in each case, subject to certain exceptions) until 30 calendar days after the closing of the offering. The Company also agreed not to effect or agree to effect any Variable Rate Transaction (as defined in the Letter Agreements) until six months after the closing of the offering (subject to certain exceptions).

The gross proceeds to the Company from the exercise of the Prior Warrants were approximately $3.3 million prior to deducting placement agent fees and offering expenses. The closing of the offering occurred on October 5, 2026. The Company intends to use the net proceeds from this offering for general corporate purposes, which may include additions to working capital and capital expenditures.

H.C. Wainwright & Co., LLC (“Wainwright”) acted as the exclusive placement agent for the offering pursuant to an engagement agreement between the Company and Wainwright dated as of September 24, 2026. As compensation for such placement agent services, the Company has agreed to pay Wainwright an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the offering, plus a management fee equal to 1.0% of the gross proceeds received by the Company from the offering, $75,000 of non-accountable expenses and $15,950 for its clearing fee. The Company has also issued to Wainwright or its designees warrants to purchase up to an aggregate of 59,780 shares of Common Stock (the “PA Warrants” and the shares of Common Stock issuable upon exercise of the PA Warrants, the “PA Warrant Shares”). The PA Warrants are immediately exercisable, have a term of five years from the effective date of the Resale Registration Statement, and have an exercise price of $4.8325 per share.

The New Warrants, PA Warrants, New Warrant Shares and PA Warrant Shares were sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws. Such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy the Company’s securities nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing summaries of the Series A Warrants, the Series B Warrants, the PA Warrants, and the Letter Agreements do not purport to be complete and are subject to, and qualified in their entirety by reference to, the forms of such documents, which are incorporated herein by reference to Exhibits 4.1, 4.2, 4.3, and 10.1, respectively, to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Form 8-K, the disclosures in Item 1.01 above regarding the unregistered securities are incorporated herein by reference.

Item 8.01 Other Events.

On October 5, 2026, the Company issued a press release announcing the entry into the Letter Agreements, which has been filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Series A Warrant
4.2	Form of Series B Warrant
4.3	Form of Placement Agent Warrant
10.1	Form of Letter Agreement, between the Company and the holders signatory thereto
99.1	Press Release, dated October 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaStar Medical Holding Corporation

		By:	/s/ Eric Schlorff
Date:	October 5, 2026	Name:	Eric Schlorff
		Title:	Chief Executive Officer